EMPLOYEE BENEFIT PLAN	9 Months Ended
Sep. 23, 2012
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE BENEFIT PLAN
EMPLOYEE BENEFIT PLAN
The Company has a 401(k) profit-sharing and savings plan (the “Plan”). Under the Plan, eligible employees could contribute up to 60% of their compensation not to exceed $16,500 (subject to future adjustment) during calendar years 2011 and 2010. In December 2003, the Company elected to adopt a safe harbor contribution plan amendment, effective January 1, 2004, whereby safe harbor contributions may be made to eligible participants in the 401(k) profit sharing and savings plan. By making a safe harbor matching contribution, the Company’s Plan was no longer subject to certain regulatory testing, thereby enabling all participants to make tax-deferred contributions up to the maximum allowable amount.
The Company has a voluntary safe harbor contribution match up to 100% of the employee’s contribution on the first 3% of their compensation and 50% of the employee’s contribution on the next 2% of eligible compensation. Effective February 2009, the Company temporarily suspended its safe harbor contribution match. The contributions were reinstated effective January 2010. Employer contributions expensed for the Plan amounted to approximately $661,000, $521,000 and $63,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Participants are at all times fully vested in their contributions; the Company’s safe harbor contribution is fully vested immediately.
Profit-sharing contributions vest over a 5 year period in accordance with the Plan’s vesting schedules. No contributions were made during 2011 or 2010.